                              LETTER OF TRANSMITTAL

                                AGCO CORPORATION

                                OFFER TO EXCHANGE
                                  $250,000,000

                          9 1/2% SENIOR NOTES DUE 2008
           WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                    FOR $250,000,000 OUTSTANDING UNREGISTERED
                          9 1/2% SENIOR NOTES DUE 2008

                     PURSUANT TO THE PROSPECTUS DATED, 2001

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
[       ], 2001, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS
MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                  The Exchange Agent for the Exchange Offer is:

                                  SUNTRUST BANK

      By Registered or Certified Mail:         By Hand or Overnight Mail:

                SunTrust Bank                         SunTrust Bank
                25 Park Place                         25 Park Place
                 24th Floor                            24th Floor
         Atlanta, Georgia 30303-2900           Atlanta, Georgia 30303-2900
         Attention: Corporate Trust            Attention: Corporate Trust

               Facsimile Transmissions for Eligible Institutions:
                                 (404) 588-7335
                             Attention: Jack Ellerin

                              Confirm by Telephone:
                                 (404) 588-7296

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         By execution hereof, the undersigned acknowledges receipt of the
Prospectus, dated     , 2001 (the "Prospectus"), of AGCO Corporation, a Delaware
corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal").

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of Old Notes (as defined below) of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by SunTrust Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. See Instruction 1.

         Holders of Old Notes whose certificates are not readily available so they can meet the Expiration Date deadline, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. DELIVERY OF DOCUMENTS TO THE COMPANY OR TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

                        DESCRIPTION OF OLD NOTES TENDERED

----------------------------------   -------------------------- ------------------------- --------------------------------
   PLEASE PRINT NAME AND ADDRESS          CERTIFICATE OR        PRINCIPAL AMOUNT OF OLD    PRINCIPAL AMOUNT OF OLD NOTES
       OF REGISTERED HOLDER           REGISTRATION NUMBER(S)*        NOTES TENDERED                  TENDERED
                                                                (ATTACH ADDITIONAL LIST     (IF PRINCIPAL AMOUNT OF OLD
                                                                       IF NEEDED)            NOTES IS LESS THAN ALL)**
                                     -------------------------- ------------------------- --------------------------------

                                     -------------------------- ------------------------- --------------------------------

                                     -------------------------- ------------------------- --------------------------------

                                     -------------------------- ------------------------- --------------------------------

TOTAL AMOUNT TENDERED:
--------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders

**   Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------
     DTC Book-Entry Account Number:
                                    --------------------------------------------
     Transaction Code Number:
                              --------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holders(s):
                                    --------------------------------------------
     Window Ticket Number (if any):
                                    --------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------
     Name of Eligible Institution which Guaranteed Delivery:
                                                             -------------------

     If Guaranteed Delivery is to be made By Book-Entry Transfer:
     Name of Tendering Institution:
                                    --------------------------------------------
     DTC Book-Entry Account Number:
                                    --------------------------------------------
     Transaction Code Number:
                              --------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
           ---------------------------------------------------------------------
     Address:
              ------------------------------------------------------------------
     Aggregate Principal Amount of Old Notes so held:
                                                      --------------------------

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to AGCO Corporation, a Delaware corporation (the "Company"), the aggregate principal amount of the Company's
9 1/2% Senior Notes due 2008 (the "Old Notes") indicated in this Letter of Transmittal, in exchange for a like aggregate principal amount of the Company's 9 1/2% Senior Notes due 2008 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Company's Prospectus dated , 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to:

                  (a) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes,

                  (b) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and

                  (c) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement.

         THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

         By tendering Old Notes and executing this Letter of Transmittal or by delivering an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities
Act) of such New Notes, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such New Notes. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Securities and Exchange Commission to third parties, that (a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities
Act).

         The Company has agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Notes and executing this Letter of Transmittal or by delivering an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of (i) any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or (ii) any fact which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or (iii) of the occurrence of certain other events specified in the registration rights agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

         Holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Notes, and the undersigned waives the right to receive any interest on such Old Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after April 17, 2001.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         Please be advised that the Company is making the Exchange Offer in reliance on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission set forth in certain interpretive letters addressed to third parties in other transactions. In addition, the Company has authorized us to inform you as follows: The Company has not entered into any arrangement or understanding with any person to distribute the New Notes to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the New Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Notes to be received in the Exchange Offer. In this regard, the Company will make each person participating in the Exchange Offer aware that if such person is participating in the Exchange Offer for the purpose of distributing the New Notes to be acquired in the Exchange Offer, such person (a) could not rely on the Staff position enunciated in the interpretative letters referred to above and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The Company acknowledges that such a secondary resale transaction by such person participating in the Exchange Offer for the purpose of distributing the New Notes should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K. Furthermore, the Company will include in the transmittal letter to be executed by an exchange offeree in order to participate in the Exchange Offer (x) an acknowledgment that if such exchange offeree is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of such New Notes and
(y) a statement that by so acknowledging and by delivering a prospectus, such exchange offeree will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                               HOLDER(S) SIGN HERE

                          (SEE INSTRUCTIONS 2, 5 AND 6)

                (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

Dated:     , 2001
      -----

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such options of counsel, certifications and other information as may be required by the Company for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 3.

Name(s):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------

                               (INCLUDE ZIP CODE)

Telephone Number:

--------------------------------------------------------------------------------
Tax ID Number:

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 3)

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

Date:                                                                     , 2001
     --------------------------------------------------------------------

Name of Firm:

--------------------------------------------------------------------------------
Capacity (full title):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue

[ ] Old Notes not tendered to:

[ ] New Notes to:

Name(s)

--------------------------------------------------------------------------------

Address

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Telephone Number

--------------------------------------------------------------------------------
Tax ID Number

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if New Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[ ] Old Notes not tendered to:

[ ] New Notes to:

Name(s)

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Telephone Number

--------------------------------------------------------------------------------

Tax ID Number

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders Old Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Delivery Procedure" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Company may enforce the Letter of Transmittal against such participant. Old Notes may only be tendered in a principal amount of $1,000 and any integral multiples thereof.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures:
(A) such tender must be made by or through an Eligible Institution (as defined below); (B) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation of such Old Notes, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (C) a properly executed Letter of Transmittal, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation of such Old Notes, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         See "The Exchange Offer" section of the Prospectus.

         2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS. If less than all the Old Notes evidenced by any certificate submitted are to be tendered, the tender holder should fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if Principal Amount of Old Notes is Less than All)." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at any of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Book-Entry Delivery Procedure," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company in its sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required. If, however, the New Notes are to be issued, or any nontendered Old Notes are to be reissued, to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signature(s) on such certificate(s) must be guaranteed by an Eligible Institution.

         In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for Old Notes or signatures on bond powers required by this instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

         Signatures on this letter of transmittal need not be guaranteed by an eligible institution, provided the old notes are tendered: (i) by a holder of old notes (which term, for purposes of the exchange offer, includes any participant in the book-entry transfer facility system whose name appears on a security position listing as the holder of such old notes) who has not completed the box entitled "special issuance instructions" or "special delivery instructions" on this letter or (ii) for the account of an eligible institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Employer Identification or Social Security Number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Old Notes," as the case may be.

         5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

         6. DETERMINATION OF VALIDITY. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

         The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         7. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under the U.S. Federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at the "applicable backup withholding rate." The applicable backup withholding rate shall equal the fourth lowest tax rate applicable to Section 1(c) of the Internal Revenue Code, currently 30.5%.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold a percentage equal to the applicable backup withholding rate on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitution Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, a percentage equal to the applicable backup withholding rate on all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed

"Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         8. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive any of the conditions in the Exchange Offer in the case of any tendered Old Notes.

         9. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, hereby waive any right to receive notice of the acceptance of their Old Notes for exchange.

         10. MUTILATED, LOST, STOLEN OR DESTROYED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

               (TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS)
                               (SEE INSTRUCTION 7)

                           PAYER'S NAME: SUNTRUST BANK

SUBSTITUTE FORM W-9                            PART 1 -- PLEASE PROVIDE YOUR TIN ON THE      TIN:
                                               LINE AT RIGHT AND CERTIFY BY SIGNING AND          ----------------------------------
                                               DATING BELOW
Department of the Treasury Internal Revenue
Service Payor's Request for Taxpayer                                                         --------------------------------------
Identification Number (TIM) and Certification  -----------------------------------------            Social Security Number
                                               NAME

                                               -----------------------------------------                      OR
                                               ADDRESS

                                               -----------------------------------------     --------------------------------------
                                               CITY, STATE & ZIP CODE                           Employer Identification Number

                                               ------------------------------------------------------------------------------------

                                                                                     PART 2

                                                                                                    Awaiting TIN [ ]
                                               ------------------------------------------------------------------------------------

                                               PART 3 - CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) THE
                                               NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
                                               WAITING FOR A NUMBER TO BE ISSUED TO ME), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING
                                               EITHER BECAUSE (I) I AM EXEMPT FROM BACKUP WITHHOLDING, (II) I HAVE NOT BEEN NOTIFIED
                                               BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A
                                               RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (III) THE IRS HAS
                                               NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) ANY OTHER
                                               INFORMATION PROVIDED ON THIS FORM IS TRUE AND CORRECT.


                                               SIGNATURE
                                                        ----------------------------------------------------------------------------

                                               DATE
                                                   ---------------------------------------------------------------------------------

                                               You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF APPROXIMATELY 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, approximately 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and approximately 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature
          ----------------------------------------------------------------------

Date:                                                                    , 2001
     --------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:                                     GIVE THE SOCIAL SECURITY OF--
------------------------------------------------------------  -------------------------------------------------------
1.   An individual                                            The individual

2.   Two or more individuals                                  The actual owner of the (joint account) account or,
                                                              if combined funds, the first individual on the
                                                              account(1)

3.   Custodian account of a minor (Uniform Gift to Minors     The minor(2)
     Act)

4.   Account in the name of guardian or committee for a       The ward, minor or incompetent person(3)
     designated ward, minor or incompetent person

5.   a. The usual revocable savings trust (grantor is also    The grantor-trustee(1)
     trustee)

     b. So-called trust account that is not a legal or        The actual owner
     valid trust under state law

6.   Sole Proprietor                                          The owner(4)

FOR THIS TYPE OF ACCOUNT:                                      GIVE THE NUMBER SOCIAL SECURITY NUMBER OF--
-------------------------------------------------------------  ------------------------------------------------------

7.     Sole Proprietorship                                     The owner(4)

8.     A valid trust, estate or pension trust                  The legal entity(5)

9.     Corporate                                               The corporation

10.    Association, club, religious, charitable,               The organization
       educational or other tax-exempt organization

11.    Partnership                                             The partnership

12.    A broker or registered nominee                          The broker or nominee

13.    Account with the Department of Agriculture in the       The public entity
       name of a public entity (such as a state or local
       government, school district or prison) that receives
       agricultural program payments



(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(5) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration and the Internal Revenue Service (IRS), respectively and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING--

         Payees specifically exempted from backup withholding on certain specific payments including the following:

         -        A corporation

         -        A financial institution

         - An organization exempt from tax under section 501(a), or an individual retirement plan.

         -        The United States or any agency or instrumentality thereof.

         - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

         - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

         - An international organization or any agency or instrumentality thereof.

         - A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         -        A real estate investment trust.

         -        A common trust fund operated by a bank under section 584(a).

         - An entity registered at all times under the Investment Company Act of 1940.

         - An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).

         -        A foreign central bank of issue.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         -        Payments to nonresident aliens subject to withholding under section 1441.

         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

         - Payments of patronage dividends where the amount renewed is not paid in money.

         -        Payments made by certain foreign organizations.

         -        Payments made to a nominee.

         Payments of interest not generally subject to backup withholding include the following:

         -        Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         - Payments of tax-exempt interest (including exempt interest dividends under section 852).

         - Payments described in section 6049(b)(5) to non-resident aliens.

         -        Payments on tax-free covenant bonds under section 1451.

         -        Payments made by certain foreign organizations.

         -        Payments made to a nominee.

         Exempt payees described above must still complete the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM ENCLOSED HEREWITH WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE EXEMPT ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 3


         Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 605N.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of the recipient's tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold approximately 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.

Certain penalties may also apply.

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure which is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which result in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

--------------------------------------------------------------------------------